ex
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Exhibit 10.15

               HAVERTY FURNITURE COMPANIES , INC. AND SUBSIDIARIES

                    HAVERTYS TOP HAT MUTUAL FUND OPTION PLAN


         1. PURPOSE OF THE PLAN. This plan shall be known as Havertys Top Hat Mutual Fund Option Plan. The purpose of the Plan is to attract and retain the highest quality employees for positions of substantial responsibility and to provide additional incentives to a select group of management or highly compensated employees of Haverty Furniture Companies, Inc. and its subsidiaries so as to promote the success of the Company.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

            (a) "Administrator" shall mean the Board, or the person or persons appointed by Board to serve under paragraph 16, below.

            (b) "Award Date" shall mean the effective date of the Participant's Option Agreement.

            (c) "Board" shall mean the either the Board of Directors of Haverty Furniture Companies, Inc. and/or the Board of Directors of Havertys Credit Services, Inc., where applicable, and/or the Executive Committee(s) thereof.

            (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (e)   "Employee" shall mean any employee of the Company.

            (f) "Option" shall mean an option granted pursuant to this Plan to purchase one or more Shares; "Options" shall mean the plural thereof.

            (g) "Option Agreement" means a written agreement evidencing the award of an Option under the Plan.

            (f) "Company" shall mean Haverty Furniture Companies, Inc. or any of its subsidiaries.

            (g) "Participant" shall mean any Employee who receives an Option under the Plan, as evidenced by an Option Agreement entered into between such Employee and the Company.



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            (h)   "Plan" shall mean the Havertys Top Hat Mutual Fund Option
                  Plan, as amended from time to time.

            (i) "Shares" shall mean the shares of mutual funds, shares of common or preferred stock of a corporation listed or reported on a national securities exchange or quotation system, or shares of a regulated investment company, as designated and amended by the Board and referenced in Appendix A. In no way, however, may Shares include units of any money market funds or other cash equivalents. Shares subject to purchase pursuant to any Option shall also include any earnings on such shares subsequent to the Award Date.

            (j) "Termination of Employment" shall mean the date on which the employee ceases to perform services as an employee of the Company.

         3. TERM OF PLAN. The Plan shall become effective on the date it is adopted by the Board and shall continue in effect until terminated pursuant to paragraph 18.

         4. SHARES SUBJECT TO THE PLAN. The aggregate number and type of Shares subject to Options will be fully described in each Option Agreement.

         5. ELIGIBILITY. All Employees who are both in the group of Employees determined to be part of the select group of management or highly compensated Employees and designated as eligible by the Board are eligible to receive Options under the Plan.

         6.   GRANT OF OPTIONS. The Board shall determine the number of
              Shares to be offered from time to time and grant Options under the Plan. The grant of Options shall be evidenced by written Option Agreements containing such terms and provisions as are approved by the Board. The Administrator shall execute the Option Agreements on behalf of the Company upon instructions from the Board.

         7. TIME OF GRANT OF OPTIONS. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Board awards the Option, as evidenced by the execution of an Option Agreement.

         8. OPTION PRICE. The Option Price for each Share shall be expressed in each Option Agreement, provided, however, the Option Price shall be no lower than 25 percent of the fair market value of a Share on the date of grant of the Option. Fair market value on any day of reference shall be the closing price of the Share on such date, unless the Board, in its sole discretion




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              shall determine otherwise in a fair and uniform manner. For this purpose, the closing price of the Share on any business day shall be (i) if the Share is listed or admitted for trading on any United States national securities exchange, the last reported sale price of the Share on such exchange, as reported in any newspaper of general circulation, (ii) if the Share is not listed or admitted for trading on any United States national securities exchange, the average of the high and low sale prices of the Share for such day reported on The Nasdaq SmallCap Market or a comparable consolidated transaction reporting system, or if no sales are reported for such day, such average for the most recent business day within five business days before such day which sales are reported, or (iii) if neither clause (i) or (ii) is applicable, the average between the lowest bid and highest asked quotations for the Share on such day as reported by The Nasdaq SmallCap Market or the National Quotation Bureau, Incorporated, if at least two securities dealers have inserted both bid and asked quotations for the Share on at least 5 of the 10 preceding business days.

         9. EXERCISE. Except as otherwise provided in an Option Agreement, all Options granted under the Plan will be vested at grant and therefore may be exercisable immediately.

              The Option may be exercised in full or in part as determined by the Option Agreement.

              Reinvested dividends shall be attributed proportionally to the property subject to the Option awards and Options in such reinvested dividends will be deemed exercised when the underlying Option award is exercised. For example, if an original grant of an Option to purchase 500 shares generated 100 shares from reinvested dividends, an exercise of one-fourth of the originally granted Options will result in the exercise of Options in 150 shares in order to proportionally include the resulting reinvested dividends.

              In addition, all Options granted under the Plan may only be exercised subject to any other terms specified in the Option Agreement and if such terms conflict with the terms of this Plan, the terms of the Option Agreement control.

         10. LIMITATIONS ON OPTION DISPOSITION. Any Option granted under the Plan and the rights and privileges conferred therewith shall not be sold, transferred, encumbered, hypothecated or otherwise anticipated by the Participant other than by will or the laws of descent and distribution. Options shall not be subject to, in whole or in part, the debts, contracts, liabilities, or torts of


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              the Participant, nor shall they be subject to garnishment, attachment, execution, levy or other legal or equitable process.

         11. LIMITATIONS ON OPTION EXERCISE AND DISTRIBUTION. In the event that the listing, registration or qualification of an Option or Shares on any securities exchange or under any state or federal law, or the consent of approval of any governmental regulatory body, or the availability of any exemption therefrom, is necessary as a condition of, or in connection with, the exercise of an Option, then the Option shall not be exercised in whole or in part until such listing, registration, qualification, consent or approval has been effected or obtained. Notwithstanding any provision of the Plan to the contrary, the Company shall have no obligation or liability to deliver any Shares under the Plan unless such delivery would comply with all applicable laws and all applicable requirements of any securities exchange or similar entity.

         12. OPTION FINANCING. Upon the exercise of any Option granted under the Plan, the Participant may instruct the Company to sell or deem to sell a number of Shares otherwise deliverable to the Participant and attributable to the exercise of the Option in order to pay the exercise price of the Option. The Board or Administrator may, in its sole discretion, make financing available to the Participant to facilitate the exercise of the Option, subject to such terms as the Board may specify.

         13. WITHHOLDING OF TAXES. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option including, but not limited to, the withholding of the issuance of all or any portion of such Shares until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, canceling any portion of such issuance in an amount sufficient to reimburse itself for the amount it is required to so withhold, or taking any other action reasonably required to satisfy the Company's withholding obligation.

         14. MODIFICATION OF OPTION OR PLAN. At any time and from time to time, the Board may execute an instrument providing for the modification, extension, or renewal of any outstanding Option and/or the Plan.

         15. SUBSTITUTION OF OPTION. If a Participant has been granted an Option to purchase Shares under an Option Agreement, then except as limited by the terms of the Option Agreement, the Participant may direct that the Option be converted into an Option to purchase other Shares as permitted by the



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              Option Agreement. Such substitution shall only be allowed to the extent that, immediately following the substitution, the difference between the fair market value of the Shares subject to the substituted Option and the exercise price of the substituted Option is no greater than the difference which existed immediately prior to the substitution between the fair market value of the Shares subject to the original Option and the exercise price of the original Option. In no event shall a Participant be permitted to make substitutions more often than as prescribed under the Option Agreement.

         16. ADMINISTRATION OF THE PLAN. The Board, in its sole discretion, is authorized to select the Employees who will receive Options and to determine the number of Options and the number of Shares underlying each Option. The Board, or the person or persons appointed by the Board to serve as Administrator, shall be the Administrator of the Plan. The Administrator, in its sole discretion, is authorized to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to the Options granted under the Plan, to determine the form and content of Options to be issued under the Plan, and to make such other determinations and exercise such other power and authority as may be necessary or advisable for the administration of the Plan. No fee or compensation shall be paid to any person for services as the Administrator. The Administrator in its sole discretion may delegate and pay compensation for services rendered relating to the ministerial duties of plan administration including, but not limited to, selection of investments available under the Plan. Any determination made by the Administrator pursuant to the powers set forth herein are final, binding and conclusive upon each Participant and upon any other person affected by such decision, subject to the claims procedure hereinafter set forth. The Administrator shall decide any question which may arise regarding the rights of employees, Participants and beneficiaries, and the amounts of their respective interests, adopt such rules and exercise such powers as the Administrator may deem necessary for the administration of the Plan, and exercise any other rights, powers or privileges granted to the Administrator by the terms of the Plan. The Administrator shall maintain full and complete records of its decisions. Its records shall contain all relevant data pertaining to the Participant and his or her rights and duties under the Plan. The Administrator shall have the duty to maintain account records for all Participants. The Administrator shall cause the principal provisions of the Plan to be communicated to the Participants, and a copy of the Plan and other documents shall be available at the principal office of Haverty Furniture Companies, Inc. for inspection by the Participants at reasonable times determined by the Administrator.


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         17.      CONTINUED EMPLOYMENT NOT PRESUMED. Nothing in the Plan or any
                  document describing it, nor the grant of an Option via an Option Agreement, shall give any Participant the right to continue in employment with the Company or affect the right of the Company to terminate the employment of any such person with or without cause.

         18. AMENDMENT AND TERMINATION OF THE PLAN OR OPTION AGREEMENT The Board, in its sole discretion, may amend, suspend or discontinue the Plan or Option Agreement. No amendment, suspension, or discontinuance shall impair the rights of any Participant except to the extent necessary to comply with any provision of federal or applicable state laws or except to the extent necessary to prevent detriment to the Company as so determined by the Board.

         19. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Georgia.

         20. SEVERABILITY OF PROVISIONS. Should any provision of the Plan be determined to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if such provision had never been inserted herein.

         21. HEDGE OF LIABILITY CREATED BY THE OPTION PLAN. At the sole discretion of the Board, the liability created by the exercise of the Options issued pursuant to the Option Plan may be offset by the Company entering into a hedging transaction. The hedging transaction may consist of the Company purchasing all or part of the Shares subject to the Options issued pursuant to the Plan, at date of grant of the Options or at any time during the Option exercise period.

         22. CLAIMS PROCEDURE. In general, any claim for benefits under the Plan shall be filed with the Administrator by the Participant or beneficiary ("claimant") on the form prescribed for such purpose. If a claim for benefits under the Plan is wholly or partially denied, notice of the decision shall be furnished to the claimant by the Administrator within a reasonable period of time after receipt of the claim by the Administrator. The claims procedure shall be as follows:

                               (a)   Any claimant who is denied a claim for
                                     benefits shall be furnished written notice setting forth:

                                    (i) the specific reason or reasons for the
                                        denial;



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                                    (ii) specific reference to the pertinent
                                         provision of the Plan upon which the
                                         denial is based;

                                    (iii) a description of any additional
                                          material or information necessary for
                                          the claimant to perfect the claim; and
                                    (iv) an explanation of the claim review
                                         procedure under the Plan.

                               (b) In order that a claimant may appeal a denial of a claim, the claimant or the claimant's duly authorized representative may:

                                    (i) request a review by written application
                                        to the Administrator, or its designate,
                                        no later than sixty (60) days after
                                        receipt by the claimant of written
                                        notification of denial of a claim;
                                   (ii) review pertinent documents; and
                                   (iii) submit issues and comments in
                                        writing.

                               (c)   A decision on review of a denied claim
                                     shall be made not later than sixty (60)
                                     days after receipt of a request for
                                     review, unless special circumstances
                                     require an extension of time for
                                     processing, in which case a decision
                                     shall be rendered within a reasonable
                                     period of time, but not later than one
                                     hundred and twenty (120) days after
                                     receipt of a request for review. The
                                     decision on a review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent provisions of the Plan on which the decision is based.

         23. DESIGNATION OF BENEFICIARY. A Participant, by filing the prescribed form (See Exhibit B) with the Administrator, may designate one or more beneficiaries and successor beneficiaries who shall be given the right to exercise Options in accordance with the terms of the Plan in the event of the Participant's death. In the event the Participant does not file a form designating one or more beneficiaries, or no designated beneficiary survives the Participant, the Option shall be exercisable by the individual to whom such right passes by will or the laws or descent and distribution.

         24. INTENT. The Plan is intended to be unfunded and maintained by the Company solely to provide options to a select group of management or highly compensated employees as such group is described under Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974 ("ERISA") as interpreted by the U.S. Department of Labor. The Plan is not intended to be a plan described in Sections 401(a)



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                  or 457 of the Code. The obligation of the Company to deliver
                  Shares subject to the Options granted under this Plan constitutes nothing more than an unsecured promise of the Company to fulfill such obligations and any property of the Company that may be set aside to permit it to fulfill such obligations under the Plan shall, in the event of the Company's bankruptcy or insolvency, remain subject to the claims of the Company's general creditors until such Options are exercised.


                               ******************



         As evidence of its adoption of the Plan, Haverty Furniture Companies, Inc. and its subsidiaries have caused this instrument to be signed by officers of representative duly authorized on this 15th day of January, 1999.


    Haverty Furniture Companies, Inc.          Havertys Credit Services, Inc.

    By: /s/ John E. Slater, Jr.                By:  /s/ Ben F. Koonce
       ------------------------------             ------------------------
    Its: President                             Its: President
       ------------------------------             ------------------------







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                                                                      APPENDIX A



            SHARES AVAILABLE TO THE COMPANY FOR GRANT OR SUBSTITUTION


DESCRIPTION
-----------


STI CLASSIC FUNDS:
                        BALANCED FUND (SBATX)
                        CAPITAL GROWTH FUND (STCAX)
                        INVESTMENT GRADE BOND FUND (STIGX)


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                                   APPENDIX B





                BENEFICIARY DESIGNATION FOR EXECUTIVE OPTION PLAN



         To: Administrator of Havertys Top Hat Mutual Fund Option Plan

         From:
               ----------------------


         Pursuant to Article 23 of the Haverty Furniture Companies, Inc. and Subsidiaries Option Agreement made as of ____________, 19__, I hereby designate the following person(s) as beneficiar(ies) who on my death shall be entitled to receive amounts under the Option Plan and Agreement:

         Primary Beneficiary Name:
                                   -------------------------

         Secondary Beneficiary Name:
                                     -----------------------

         In making the above designation, the participant reserves the right to revoke this beneficiary designation or change the beneficiary(ies) designated at any time or times and without the consent of any beneficiary.

         This beneficiary designation cancels and supersedes any beneficiary designation previously made with respect to this Agreement.


                                             Signed:


                                            ----------------
                                             Participant

                                            ----------------
                                             Date